UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 16, 2005

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 808-969-8057

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Exhibits

Exhibit 99.1  Press Release “ML Macadamia Orchards, L. P. Reports 2004 Operating Results”.

Item 2.02.  Results of Operations and Financial Conditions

On March 16, 2005, ML Macadamia Orchards, L. P. issued a press release reporting financial results for the year ended December 31, 2004.  On March 16, 2005, ML Macadamia Orchards L. P. restated the press release originally issued March 16, 2005.  The changes affected are a correction from five to four quarters that a five cents ($.05) distribution was paid and a correction from 1.4 million pounds to 2.3 million pounds that 2004 production was below 2003.  A copy of the amended press release is attached as Exhibit 99.1 hereto incorporated into this Form 8-K/A by reference.  This Form 8-K/A and attached exhibit are furnished to, but not filed with the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibits

99.1  Press Release “ML Macadamia Orchards, L. P. Reports 2004 Operating Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date: March 16, 2005
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer